Exhibit 23.2


                         Consent of Arthur Andersen LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 28, 2000 included in MediaOne Group, Inc.'s consolidated financial statements for the year ended December 31, 1999, filed in AT&T Corp.'s Form 8-K dated March 27, 2000.

Arthur Andersen LLP
Denver, Colorado

January 3, 2001